SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2007

COMMAND SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-18684	14-1626307
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

Lexington Park Lagrangeville, New York (Address of principal executive offices)	12540 (Zip code)

Registrant’s telephone number, including area code: (845) 454-3703

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 6, 2007, Command Security Corporation (the “Company”) announced that its shares of common stock have been approved for listing on the American Stock Exchange (the “AMEX”) and anticipates that such shares will begin trading on the AMEX on June 8, 2007 under the ticker symbol “MOC.”

The AMEX Panel’s approval is contingent upon the Company being in compliance with the Alternative Listing Standards at the time the Company’s common shares begin trading on the AMEX, and may be rescinded if the Company is not in compliance with such standards.

A copy of the press release announcing the AMEX approval is included with this Current Report as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

99.1	Press Release dated June 6, 2007 announcing the AMEX approval.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2007

COMMAND SECURITY CORPORATION

By:	/s/ Barry Regenstein
Name: Barry Regenstein Title: President and Chief Financial Officer